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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 28, 2004
(Date of earliest event reported)

Commission File No. 333-105940


                    Banc of America Mortgage Securities, Inc.
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             Delaware                               36-4514369
     ------------------------          ------------------------------------
     (State of Incorporation)          (I.R.S. Employer Identification No.)

       201 North Tryon Street, Charlotte, NC                   28255
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       Address of principal executive offices                (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.         Other Events

                Documents Incorporated by Reference

                The consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-105940) of the Registrant; and (iii) in the prospectus supplement, dated July 28, 2004, and prospectus relating to Banc of America Mortgage Securities, Inc, relating to Mortgage Pass-Through Certificates, Series 2004-7 and shall be deemed to be a part hereof and thereof.

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ITEM 7.         Financial Statements and Exhibits

                (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                       Description
-----------------                 ----------------------------------------------
       (EX-23)                    Consent of PricewaterhouseCoopers LLP,
                                  independent registered public accountants of
                                  MBIA Insurance Corporation and subsidiaries in connection with Banc of America Mortgage
                                  Securities, Inc, Mortgage Pass-Through
                                  Certificates, Series 2004-7

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                Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BANC OF AMERICA MORTGAGE
                                               SECURITIES, INC.


July 28, 2004


                                       By:  /s/ Judy V. Lowman
                                            ------------------------------------
                                            Name:  Judy Lowman
                                            Title: Vice President

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                                INDEX TO EXHIBITS
                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -------------------------------------------     --------------

    (EX-23)       Consent of PricewaterhouseCoopers LLP,            E
                  independent registered public accountants of MBIA Insurance Corporation and subsidiaries in connection with Banc of America Mortgage Securities, Inc, Mortgage
                  Pass-Through Certificates, Series 2004-7